UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 921-8170

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On December 13, 2012, the Board of Directors (the “Board”) of Globalwise Investments, Inc. (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board to seven (7) members and appointed Roy H. Haddix to the Board. Effective December 13, 2012, the Board appointed Mr. Haddix to the Audit Committee, and the Nominating and Corporate Governance Committee of the Board. Additionally, The Board appointed Mr. Haddix as the Chairman of the Audit Committee of the Board. Mr. Haddix and the Company have the following indebtedness:

(1)	On July 16, 2012, the Company issued a promissory note, dated July 16, 2012, in the principal amount of $95,000 in favor of Mr. Haddix (the “$95,000 Haddix Note”). The $95,000 Haddix Note had a maturity date that was 45 days from July 16, 2012. Interest shall accrue on the principal amount at the rate of 10% for the term of the $95,000 Haddix Note. All past-due principal and accrued and past-due interest on the $95,000 Haddix Note shall bear interest until paid at the rate of 10%.

Pursuant to the $95,000 Haddix Note, the Company made certain customary representations, warranties and covenants.

Payment of indebtedness under the $95,000 Haddix Note may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the $95,000 Haddix Note, if not cured pursuant to the terms of the $95,000 Haddix Note, or in the event of any insolvency or bankruptcy of the Company.

The $95,000 Haddix Note is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the $95,000 Haddix Note contained herein is qualified in its entirety by reference to Exhibit 10.1.

On August 29, 2012, the Company and Mr. Haddix entered into a promissory note extension agreement dated August 29, 2012 extending the $95,000 Haddix Note to a due date of November 16, 2012 (the “August 29, 2012 Extension Agreement”). All other provisions of $95,000 Haddix Note were unchanged. The August 29, 2012 Extension Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. The summary of the terms of the August 29, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.2.

On November 16, 2012, the Company and Mr. Haddix entered into a promissory note second extension agreement dated November 16, 2012 extending the $95,000 Haddix Note to a due date of December 16, 2012 (the “November 16, 2012 Extension Agreement”). All other provisions of $95,000 Haddix Note were unchanged. The November 16, 2012 Extension Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The summary of the terms of the November 16, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.3.

On December 14, 2012, the Company and Mr. Haddix entered into a promissory note third extension agreement dated December 14, 2012 extending the $95,000 Haddix Note to a due date of January 15, 2013 (the “December 14, 2012 Extension Agreement”). All other provisions of $95,000 Haddix Note were unchanged. The December 14, 2012 Extension Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K. The summary of the terms of the December 14, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.4.

To date, the Company has not paid any interest on the $95,000 Haddix Note. As of December 13, 2012, the accrued interest on the $95,000 Haddix Note is $3,904.

(2)	On July 20, 2012, the Company issued a promissory note, dated July 20, 2012, in the principal amount of $25,000 in favor of Mr. Haddix (the “$25,000 Haddix Note”). The $25,000 Haddix Note had a maturity date that was 45 days from July 20, 2012. Interest shall accrue on the principal amount at the rate of 10% for the term of the $25,000 Haddix Note. All past-due principal and accrued and past-due interest on the $25,000 Haddix Note shall bear interest until paid at the rate of 10%.

Pursuant to the $25,000 Haddix Note, the Company made certain customary representations, warranties and covenants.

Payment of indebtedness under the $25,000 Haddix Note may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the $25,000 Haddix Note, if not cured pursuant to the terms of the $25,000 Haddix Note, or in the event of any insolvency or bankruptcy of the Company.

The $25,000 Haddix Note is filed as Exhibit 10.5 to this Current Report on Form 8-K. The summary of the terms of the $25,000 Haddix Note contained herein is qualified in its entirety by reference to Exhibit 10.5.

On August 29, 2012, the Company and Mr. Haddix entered into a promissory note extension agreement dated August 29, 2012 extending the $25,000 Haddix Note to a due date of November 16, 2012 (the “August 29, 2012 Extension Agreement”).

All other provisions of $25,000 Haddix Note were unchanged. The August 29, 2012 Extension Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K. The summary of the terms of the August 29, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.6.

On November 16, 2012, the Company and Mr. Haddix entered into a promissory note second extension agreement dated November 16, 2012 extending the $25,000 Haddix Note to a due date of December 16, 2012 (the “November 16, 2012 Extension Agreement”). All other provisions of $25,000 Haddix Note were unchanged. The November 16, 2012 Extension Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K. The summary of the terms of the November 16, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.7.

On December 14, 2012, the Company and Mr. Haddix entered into a promissory note third extension agreement dated December 14, 2012 extending the $25,000 Haddix Note to a due date of January 15, 2013 (the “December 14, 2012 Extension Agreement”). All other provisions of $25,000 Haddix Note were unchanged. The December 14, 2012 Extension Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K. The summary of the terms of the December 14, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.8.

To date, the Company has not paid any interest on the $25,000 Haddix Note. As of December 13, 2012, the accrued interest on the $25,000 Haddix Note is $1,000.

On November 26, 2012, Mr. Haddix invested $60,000 in the Company and the Company issued to Mr. Haddix 240,000 restricted common shares of the Company, $0.001 par value, based on the closing price on November 26, 2012 of $0.25 per shares (subject to the applicable holding period restrictions under Rule 144) and three year warrants to purchase 85,714 common shares of the Company, $0.001 par value at $0.70 per common share (if applicable, subject to applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b) On December 17, 2012, Ramon M. Shealy resigned from the Board of the Company. Mr. Shealy’s resignation was for personal reasons and was not as a result of any disagreements.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Promissory note by and among the Company and Roy Haddix dated July 16, 2012, in the principal amount of $95,000 in favor of Mr. Haddix.

10.2*	Promissory note extension agreement dated August 29, 2012 extending the $95,000 Haddix Note to November 16, 2012.

10.3*	Promissory note second extension agreement dated November 16, 2012 extending the $95,000 Haddix Note to December 16, 2012.

10.4*	Promissory note third extension agreement dated December 14, 2012 extending the $95,000 Haddix Note to January 15, 2012.

10.5*	Promissory note by and among the Company and Roy Haddix dated July 20, 2012, in the principal amount of $25,000 in favor of Mr. Haddix.

10.6*	Promissory note extension agreement dated August 29, 2012 extending the $25,000 Haddix Note to November 16, 2012.

10.7*	Promissory note second extension agreement dated November 16, 2012 extending the $25,000 Haddix Note to December 16, 2012.

10.8*	Promissory note third extension agreement dated December 14, 2012 extending the $25,000 Haddix Note to January 15, 2012.

99.1	Press release issued by the Company, dated December 18, 2012.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2012

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Promissory note by and among the Company and Roy Haddix dated July 16, 2012, in the principal amount of $95,000 in favor of Mr. Haddix.

10.2*	Promissory note extension agreement dated August 29, 2012 extending the $95,000 Haddix Note to November 16, 2012.

10.3*	Promissory note second extension agreement dated November 16, 2012 extending the $95,000 Haddix Note to December 16, 2012.

10.4*	Promissory note third extension agreement dated December 14, 2012 extending the $95,000 Haddix Note to January 15, 2012.

10.5*	Promissory note by and among the Company and Roy Haddix dated July 20, 2012, in the principal amount of $25,000 in favor of Mr. Haddix.

10.6*	Promissory note extension agreement dated August 29, 2012 extending the $25,000 Haddix Note to November 16, 2012.

10.7*	Promissory note second extension agreement dated November 16, 2012 extending the $25,000 Haddix Note to December 16, 2012.

10.8*	Promissory note third extension agreement dated December 14, 2012 extending the $25,000 Haddix Note to January 15, 2012.

99.1	Press release issued by the Company, dated December 18, 2012.

* To be filed by amendment or as an exhibit to the Form 10-K for the fiscal year ended December 31, 2012.